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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 28, 2000



                           Wilshire Technologies, Inc.
               (Exact Name of Registrant as Specified in charter)


       California                     0-20866                    33-0433823
(State or Other Jurisdiction       (Commission                 (IRS Employer
of Incorporation)                  File Number)              Identification No.)



                  5861 Edison Place, Carlsbad, California 92008
                    (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (619)929-7200



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


As previously reported in the Company's Proxy Statement, dated March 14,2000 and mailed on March 15,2000 to all shareholders of record on March 3,2000, the independent accounting firm of Ernst & Young LLP had declined to bid for the Company's audit of its fiscal year ending November 30, 2000. Furthermore, the Company informed its shareholders in such Proxy Statement that, at that date, no accounting firm had been selected to replace Ernst & Young LLP as the Company's independent auditors.

On May 1, 2000, the Board of Directors approved the selection of BDO Seidman, LLP, as the Company's new auditors, pending the completion of the client approval process and acceptance of Wilshire Technologies Inc. as a client by BDO Seidman, LLP.

On June 23, 2000, BDO Seidman, LLP notified the Company of the acceptance of Wilshire Technologies, Inc. as a client. During the last two fiscal years and subsequent interim period of the Company, the Company did not contact BDP Seidman, LLP regarding 1) either, the application of accounting principles to a specified transaction; or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a disagreement (as defined in item 304(a) (1) (iv) of the Securities and Exchange Commission regulation S-K) or was a reportable event (as defined in Item 304(a)(1)(v) of the Securities and Exchange Commission Regulation S-K).

The reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainly, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended November 30, 1998 and November 30, 1999, respectively, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether it agrees with the above statement and, if not, stating the respects in which Ernst & Young LLP does not agree. A copy of that letter, dated June 28,2000 is filed as Exhibit
10.167 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financials Statements of Businesses Acquired.

        Inapplicable.

(b)     Pro forma financial information.

        Inapplicable.



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(c)     Exhibits.

10.167         Letter of Agreement of Auditors.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      WILSHIRE TECHNOLOGIES, INC.

JUNE 28, 2000                           By /s/ KATHLEEN E TERRY
                                        -----------------------
                                             Kathleen E Terry
                                        Chief Financial Officer